UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 28, 2010

SouthWest Water Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-8176	95-1840947
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building 624 South Grand Avenue, Suite 2900 Los Angeles, CA 90017-3782
(Address of principal executive offices) (Zip Code)

(213) 929-1800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

As announced on March 3, 2010, we entered into an Agreement and Plan of Merger dated as of March 2, 2010 (the “merger agreement”), with SW Merger Acquisition Corp. (“Parent”) and SW Merger Sub Corp. (“Merger Sub”), whereby institutional investors advised by J.P. Morgan Asset Management (“J.P. Morgan”) and Water Asset Management, LLC (“WAM”) agreed to acquire us.  Following that announcement, as disclosed on page 46 of our definitive proxy statement dated July 2, 2010 (the “proxy statement”), seven purported class action lawsuits related to the proposed merger contemplated by the merger agreement were filed against us, some or all of our directors, Parent, Merger Sub, J.P. Morgan Investment Management Inc., J.P. Morgan and WAM in the Superior Court of the State of California, County of Los Angeles, the Court of Chancery of the State of Delaware, and the United States District Court for the Central District of California.

The complaints are substantially similar and allege, among other things, that the merger is the product of a flawed process and that the consideration to be paid to our stockholders in the merger would be unfair and inadequate.  The complaints further allege, among other things, that our officers and directors breached their fiduciary duties by, among other things, taking actions designed to deter higher offers from other potential acquirers and failing to maximize the value of our stock for the benefit of our stockholders.  The complaints further allege that Parent, Merger Sub, J.P. Morgan Investment Management Inc., J.P. Morgan and WAM aided and abetted the actions of our officers and directors in breaching their fiduciary duties.  The complaints seek, among other relief, an injunction preventing consummation of the merger, an order rescinding the merger or any of the terms of the merger to the extent already implemented, costs and disbursements of the lawsuits, including attorneys’ and experts’ fees, and such other relief as the court might find just and proper.

Although we and the other defendants believe that the actions are entirely without merit and that they have valid defenses to all claims, on July 27, 2010, we and the other defendants entered into a memorandum of understanding with the plaintiffs regarding the settlement of these actions.  In connection with the settlement contemplated by the memorandum of understanding, we agreed to make certain additional disclosures related to the proposed merger, some of which are contained in the proxy statement and others are set forth below.  While we believe that no such supplemental disclosure is required, we have agreed to do this to avoid the risk of the putative stockholder class actions delaying or adversely affecting the merger and to minimize the expense of defending these actions.  Our agreement to make these additional disclosures does not constitute an acknowledgement that they are required under any applicable state or federal law, rule or regulation and is not in any way an admission of any wrongdoing or liability in connection with the plaintiffs’ allegations and our directors and officers maintain that they diligently and scrupulously complied with their fiduciary and other legal duties.

 Subject to completion of certain confirmatory discovery by counsel to the plaintiffs, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement which will provide, among other things, for the conditional certification of a settlement class. The stipulation of settlement will be subject to customary conditions, including Court approval following notice to our stockholders.  In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the California Superior Court will consider the fairness, reasonableness, and adequacy of the settlement.  If the settlement is finally approved by the Court, it will resolve and release on behalf of the class all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the merger agreement, and any disclosure made in connection therewith and a dismissal with prejudice will be filed.  The plaintiffs in the actions filed in Delaware and the United States District Court will then seek dismissal of their respective actions with prejudice.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the California Superior Court will approve the settlement even if the parties were to enter into such a stipulation.  In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

Supplement to Definitive Proxy Statement

The information set forth below supplements the proxy statement dated July 2, 2010, and should be read in conjunction with the proxy statement, which should be read in its entirety.  Terms used below shall have the meanings set forth in the proxy statement, unless otherwise defined below.

Background of the Merger (pages 14-26)

The following disclosure will be added with respect to the meeting of the Special Committee on February 4, 2009 and supplements the discussion of the February 9, 2009 meeting of the Special Committee on page 16 of the proxy statement concerning strategic alternatives.

At a meeting of the Special Committee on February 4, 2009, representatives of Wells Fargo Securities presented various strategic alternatives for consideration by the Special Committee, consisting of maintaining the status quo and focusing on the continued execution of the Company’s strategy, selling to or merging with another water utility to combine operations and growth initiatives, selling to a financial buyer and executing a strategy as a private entity, and selling the service business and continuing to operate as a publicly traded regulated utility.

The following disclosure will be added with respect to the meeting of the Special Committee on February 25, 2009 and supplements the discussion of the February 23, 2009 meeting of the Special Committee on page 17 of the proxy statement concerning potential alternative transactions available to the Company.

At a meeting of the Special Committee on February 25, 2009, representatives of  Wells Fargo Securities presented a preliminary sum-of-the-parts analysis, which addressed the hypothetical value of the Company’s primary operating subsidiaries and whether a sale of the service business and use of proceeds to pay down debt might leave a smaller, viable company.  The Special Committee considered, among other factors, the allocation of overhead and debt among the business units, the potential value to a potential buyer (whether strategic or financial), the cost of remaining a public company, the added cost of splitting the operations and the extent to which overhead of the service business supported the utility business.

The following disclosure supplements the discussion of the April 16, 2009 meeting of the Special Committee on page 19 of the proxy statement concerning the break-up analysis.

In this analysis, the Company’s business was broken down into the California Utilities, Texas Utilities, Southeast Utilities (comprised of Alabama and Mississippi), Texas Municipal Utility District (MUD) Services business and Contract O&M Services business.  The analysis included an illustrative hypothetical value of each business unit if sold separately, subject to a number of factors that might affect the actual value realized in a sale transaction and taking into account the potential savings from synergies a strategic buyer could ascribe to such a purchase.  Among the valuation implications listed were the tax affect, separation of shared infrastructure, costs to achieve separation, time to realize the benefits, trading value of the remaining entities and the risk of a failed sale.  Representatives of Wells Fargo Securities presented a hypothetical scenario which began with the divestiture of the Texas Utilities and MUD Services business, followed by the divestiture of the Southeast Utilities and Contract O&M Services business, with the California Utilities then either being sold or maintained as a stand alone operation.  The degree of difficulty of accomplishing each separation was rated, and any requirements for regulatory approvals were noted.  Potential buyers for each business were identified and an indicative timeline was discussed that ran through the third quarter of 2011.  This was then compared with a strategic buyer’s hypothetical pricing to acquire the entire Company prior to any business separation transactions.

The following disclosure supplements the discussion of  the February 24, 2010 meeting of the Special Committee on page 23 of the proxy statement concerning the separate proposals made by SB-D and SB-E.

SB-D proposed to acquire all of the assets of Suburban Water Systems, our California utility, for cash and the assumption of the related bond indebtedness.  While there would be no financing condition, several other conditions would be required, including one that would depend upon the manner which it chose to finance the transaction.  SB-D stated that it had substantially completed its due diligence inquiries.  SB-E proposed to acquire all of the Company’s regulated Texas assets for cash and the assumption of related indebtedness.  It anticipated that due diligence of the Texas assets would take four weeks.  It also stated that consideration would be given to increasing the amount of consideration by up to an additional 10% based on value confirmed through additional due diligence and expressed interest in engaging in discussions about the possible acquisition of the Texas MUD business.

The following disclosure supplements the discussion on page 24 of the proxy statement of the February 26, 2010 meeting of the Special Committee concerning the summary of the proposals made by SB-D and SB-E.

The Special Committee noted that these proposals would involve two separate transactions involving sales of assets to different buyers and would leave the Company as a public reporting company with only its Contract O&M Service business (and possibly its MUD Services business) and a substantial portion of its outstanding indebtedness.  The Special Committee also noted that the proposal from SB-E contemplated a significant period of additional due diligence.  It appeared to the Special Committee that the aggregate net proceeds from these transactions, taking into account taxes payable, together with the proceeds from a sale of the remaining assets, less the amount required to pay off debt and the costs of liquidating the Company, would result in an amount to be received by our stockholders that would be far below that which would be received by the stockholders from either of the other two proposals.  The Special Committee therefore decided to concentrate on the proposals submitted by IIF LLC/WAM and FB-B.

The following disclosure supplements the discussion of  the March 1, 2010 meeting of the Board beginning on page 25 of the proxy statement concerning the review for the Board by the Wells Fargo Securities representatives of  the financial presentation that had been previously provided to the Special Committee.

The representatives of Wells Fargo Securities noted first the strategic and financial parties that had been contacted about engaging in a potential strategic transaction with the Company.  The timeline relating to the potential transaction was next summarized, beginning with the unsolicited indications of interest received by the Company between the Fall of 2008 and February 2009, the presentations to the Board by Wells Fargo Securities on strategic alternatives, the creation of the Special Committee to evaluate strategic alternatives, the process of soliciting initial indications of interest and completing due diligence evaluations, and finally the receipt of definitive proposals on February 24, 2010.  The Board was also updated on developments and discussions with potential buyers since the meeting on Sunday, February 28, 2010, and the contemplated actions to be completed in the near term should the Board decide to proceed.

Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements, including, but not limited to, statements and expectations relating to the proposed transaction, involve risks and uncertainties.  These expectations may differ due to a variety of factors. More detailed information about these factors is contained in the Company's filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Company’s 2009 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010.  We assume no obligation to update these forward-looking statements to reflect any change in future events.

Additional Information

In connection with the proposed transaction, we have filed a proxy statement with the Securities and Exchange Commission (SEC). Before making any voting or investment decision, investors and security holders are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.  A definitive proxy statement has been sent to stockholders in connection with the proposed transaction.  Investors and security holders may obtain a free copy of the proxy statement and other documents filed at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained at no cost from SouthWest Water by directing the request to SouthWest Water Company, 624 S. Grand Avenue, Suite 2900, Los Angeles , CA, 90017, Attention: Shareholder Services.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed transaction.  Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction is included in the Company’s proxy statement referenced above.  Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K for the year ended December 31, 2009, which is filed with the SEC.  These documents are available free of charge at the SEC’s website at www.sec.gov and from the Company at the address provided above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY (Registrant)

		By:	/s/ William K. Dix
			Name:	William K. Dix
			Title:	Vice President, General Counsel and Corporate Secretary
Date:	July 28, 2010